Exhibit 99.2
May 30, 2012
Forward Looking Statements Safe Harbor All forward-looking statements made in this presentation are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, and projections about future business developments and opportunities and financial guidance, are not guarantees of future performance or events but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company's SEC filings, including but not limited to the Company's most recent Form 10-K and subsequent filings on Form 8-K and 10-Q. Any forward- looking statements in this presentation speak only as of the date hereof, and the Company assumes no duty or obligation to update or revise any forward-looking statements. 2
3 PowerSecure: Utility Focused Utilities and their Large Customers
Electric Utilities 4 Our Products, Services, and Customers Chart shows revenues for the Last 12 Months ("LTM") ended March 2012. Industrial and Military Solutions Commercial and Retail Solutions Healthcare Solutions Data Center Solutions Utility Solutions
Our 2015 Goals Our 2015 Goals 5 Double Digit Operating Margins
6 Revenue Millions of Dollars Our Growth and Diversification
7 Revenue Millions of Dollars Earnings per Share 2011 Strong Progression: Replacing Profit from Divested non-Core Businesses in 3Q-4Q E.P.S. -- Non-GAAP Continuing Ops E.P.S. -- GAAP $0.25 $0.90 $0.05 $0.06 Note: See Non-GAAP Reconciliations in Appendix
8 1Q12 Results Note: See Non-GAAP Reconciliations in Appendix
9 We Have a Strong Balance Sheet Cash Revolver Capital Leases/Term Loan $25 million $0 drawn/$20 million available $6 million 1Q12 Key Balance Sheet Metrics
10 Our IDG(r) Power Systems: Smart Grid Efficiencies + Standby Power = ROI Electric Utility Customer Facility PowerSecure Smart Grid Monitoring Center Interactive Distributed Generation(r) System 24/7 Monitoring for Standby and Peak Shaving Proprietary Internet-based Monitoring, Dispatch, and Control "No Pain" Demand Response Utility Tariff and Interconnect Experts
11 Wholesale Price per kWh % of Time Price Level Exists 1. Top Figure -- Source: SP 15 California Price for Day Ahead Power, January 2001-March 2008, as reported by EconStats.com. 2. Bottom Figure -- Source: PowerSecure data, utility demand curve for a winter day. Our DG Systems Operated Over 10,000 Times in 2011 Optimizing Cost During 200-250 Hours Annually of Highest Peak Demand Peak Shaving Savings Electricity Demand
12 Recurring Revenue Model PowerSecure-Owned Generation PowerSecure Monitoring Revenue Distributed Generation Business Model: "Customer-Owned" and "PowerSecure- Owned" System Sale (Project-based) Model Customer-Owned Generation PowerSecure Recurring Revenue PowerSecure Revenue Cost of Sales Gross Margin PowerSecure Capital Cost of Sales Operating Margin
During 2011 our Customer's Average Power Outage Lasted 3 hrs 49 min The Lack of Backup Power Costs the U.S. $80 Billion Annually(1) Less than 3% of U.S. Commercial and Industrial Power is "Backed Up"(2) Distributed Power Systems are Limited to just 18,160 Generators with 21,000 Megawatts of Capacity(2) (Out of the Total 1,000,000 Megawatts of U.S. Capacity) Distributed Generation Systems Address Growing Security Concerns with U.S. Electric Grid "... the unreliability of generation from wind and solar means that reliable generation must backup every kilowatt-hour..." (Dr. Lester Lave, Carnegie Mellon, U.S. Senate Testimony, Feb 2009) "The main problems with electricity are the fragility, and... vulnerability, of the national grid... It is susceptible to extended outage from natural disaster or sabotage..." (Report of the Defense Science Board Task Force on Department of Defense Energy Strategy, Feb 2008) ... And they Provide Customers with Mission- Critical Backup Power 13 Berkeley Lab Study, 2004 EIA data, and PowerSecure estimates using EIA data
Utility Infrastructure: Our Core Competencies and Utility Relationships 14 14 Transmission & Distribution Maintenance and Construction Substation Products and Services Advanced Metering and Lighting Installations Storm Restoration Utility Engineering and Design Services Regulatory and Rate Design Consulting The Future (Now): PowerSecure MicroGrid and SmartStation Products
Utility Infrastructure: Business Progression and Growth 15 Our Utility Infrastructure Investment and Progression 2005 - Launched Utility Engineering Business 2006 - Initiated Larger Scale Infrastructure Projects for Utility Partners and their Federal Customers 2007 - Launched Utility Services Business 2009 - 3 Major Investor-Owned Utilities Initiate PowerSecure UtilityServices Crews 2010 - 1st Major Award: $30 Million, 3-Year Award Serving Major IOU 2011 - Served 9 Investor-Owned Utilities (13 Operating Divisions) Our Goal: $100 Million Business in 5 Years Industry Transmission & Distribution Investment is Estimated to be $890 Billion from 2010-2030(1) (Average of over $40 Billion/Year) Capitalize on our "People Advantage" Investing in "Technology Advantage" - PowerSecure "SmartStation" and "MicroGrid" The Brattle Group, November 2008 - "Transforming America's Power Industry - The Investment Challenge 2010-2030"
Energy Efficiency: LED Lighting for Retailers 16 EfficientLights(r) - LED-Based Lighting Grocery, Drug, and Convenience Stores Replaces to Traditional Fluorescent Lighting Reduces Lighting Energy Use by 70% Reduces Maintenance Cost (10 Year LED Light versus 2 Year Fluorescent) Reduces Stores' Carbon Footprint/Eliminates Mercury-containing Fluorescent Lights Increases Life of Perishable Products - Increasing Grocery Margins EfficientLights Product Suite Refrigerated Case Door Light (Flagship Product) Walk-in Cooler Light Open Refrigerated Case Shelf and Canopy Lights Parking Lot Light (2012) The Market: Refrigerated Case Retrofits $1 Billion+, Street Lights $30 Billion
SecureLiteTM Area Light -- for Utilities and Municipalities Energy and Maintenance Savings Drive Payback Opportunity: Replace Millions of Area Lights Across U.S PowerLiteTM Street Lights -- for Utilities and Municipalities Power Drivers and Components The Market: Hundreds of Millions -- Power Driver is Major Component in Every LED Light Fortune 500 Lighting Electronics Companies, and OEMs New Commercial and Industrial Lighting SuperTubeTM LED Replacement for T-8 and T- 12 Flourescent Replacements Specialty Products Energy Efficiency: LED Lighting for Utilities, OEMs, Commercial and Industrial Facilities 17
18 ...As Our Energy Solutions Deliver Value to a Growing List of Utility Partners and Customers
NASDAQ: POWR www.PowerSecure.com 19 Questions?
Non-GAAP Financial Measures 20
Non-GAAP Financial Measures 21
Non-GAAP Financial Measures 22
Non-GAAP Financial Measures 23